                                                                    EXHIBIT 10.1

                           CCB FINANCIAL CORPORATION
                         RETIREMENT INCOME EQUITY PLAN




                            As Amended and Restated
                           Effective January 1, 1998

                               TABLE OF CONTENTS

ARTICLE I        DEFINITIONS                                                    PAGE
---------        -----------                                                   -----
   1.01          Actuarial Equivalent                                            1
   1.02          Adopting Employer                                               1
   1.03          Basic Benefit                                                   1
   1.04          Basic Plan                                                      1
   1.05          Board                                                           1
   1.06          Committee                                                       1
   1.07          Effective Date                                                  2
   1.08          Employee                                                        2
   1.09          Employer                                                        2
   1.10          Participant                                                     2
   1.11          Plan                                                            2
   1.12          Plan Sponsor                                                    2
   1.13          Plan Year                                                       2
   1.14          Spouse                                                          2
   1.15          Trustee                                                         2

ARTICLE II       FINANCING OF PLAN                                               3
----------       -----------------

ARTICLE III      BENEFITS - CONDITIONS

   3.01          Application Forms                                               3
   3.02          Retirement                                                      3
   3.03          Death Before Retirement Benefits Are Payable                    3
   3.04          Other Termination                                               3

ARTICLE IV       BENEFITS - METHOD OF CALCULATION

   4.01          Normal Retirement Benefit                                       3
   4.02          Delayed Retirement Benefit                                      4
   4.03          Early Retirement Benefit                                        4
   4.04          Death Before Retirement Benefits Are Payable                    5
   4.05          Other Termination Of Employment And Forfeitures                 5
   4.06          Disability                                                      6

ARTICLE V        OPTIONAL RETIREMENT BENEFITS
   5.01          Election Of Optional Retirement Benefits                        6

ARTICLE VI       AMENDMENT AND TERMINATION OF PLAN                             PAGE
----------       ---------------------------------                             ----
   6.01          Amendment Of Plan                                               7
   6.02          Termination Of Plan                                             7
   6.03          Removal Of Designated Employers                                 7

ARTICLE VII      ADMINISTRATION OF THE PLAN

   7.01          Allocation Of Responsibilities                                  8
   7.02          Plan Interpretation                                             8
   7.03          Rules And Procedures                                            8
   7.04          Applications For Benefits                                       8
   7.05          Claim Review Procedure                                          9
   7.06          Committee Action                                               10
   7.07          Committee Records                                              10
   7.08          Expenses                                                       10
   7.09          Liability                                                      10
   7.10          Disqualification To Vote                                       10
   7.11          Inspection Of Records                                          10
   7.12          Funding Policy                                                 10

ARTICLE VIII     MISCELLANEOUS

   8.01          Headings                                                       10
   8.02          Construction                                                   11
   8.03          Spendthrift Clause                                             11
   8.04          Claims                                                         11
   8.05          Facility Of Payment                                            11
   8.06          No Right To Employment                                         11
   8.07          Correction Of Errors                                           11
   8.08          Special Provisions                                             12
   8.09          Binding On Successors                                          12

                           CCB FINANCIAL CORPORATION
                         RETIREMENT INCOME EQUITY PLAN


    THIS AGREEMENT is entered into by CCB Financial Corporation, a corporation duly organized and existing under the laws of the State of North Carolina.


                                   PREAMBLE
                                   --------

    The purpose of this Retirement Income Equity Plan is to restore to a select group of management or highly compensated employees the benefits that would have otherwise been paid to them under the CCB Financial Corporation Retirement Plan had the limits on the amount of benefits imposed by the qualification requirements of Internal Revenue Code Section 401(a) (that is, the limits of Internal Revenue Code Section 415 and the limits of Internal Revenue Code
Section 401(a)(17) ) not applied.


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

    Except as noted below, all words or phrases used herein shall have the same meaning as is attributed to them in Article I of the Basic Plan.

    Section 1.01  ACTUARIAL EQUIVALENT - The  words "Actuarial Equivalent" shall
                  --------------------
have the same meaning as the words "Actuarial Equivalent" in the Basic Plan.

    Section 1.02  ADOPTING EMPLOYER - The  words "Adopting Employer" shall mean
                  -----------------
the Plan Sponsor and any other Employer which has been authorized by the Board to adopt the Plan for the benefit of one or more of its Employees, and which has adopted the Plan for that purpose.

    Section 1.03 BASIC BENEFIT - The words "Basic Benefit" shall mean the
                 -------------
monthly pension of the Participant determined in accordance with Section 1.01 and Article V of the Basic Plan.

    Section 1.04  BASIC PLAN - The words "Basic Plan" shall mean the CCB
                  ----------
Financial Corporation Retirement Plan as it may be amended from time to time or any successor thereto.

    Section 1.05  BOARD - The word "Board" shall mean the Board of Directors of
                  -----
the Plan Sponsor.

    Section 1.06  COMMITTEE - The word "Committee" shall mean the Qualified
                  ---------
Plans Committee appointed by the Board which shall perform the administrative duties and responsibilities set forth for it in the Plan.

    Section 1.07  EFFECTIVE DATE - The original Effective Date was January 1,
                  --------------
1986. The "Effective Date" of the amended and restated Plan is January 1, 1998.

    Section 1.08  EMPLOYEE - The word "Employee" shall mean any individual who
                  --------
is a common law employee of the Employer, including officers, but excluding directors in their capacity as such.

    Section 1.09  EMPLOYER - The word "Employer" shall mean CCB Financial
                  --------
Corporation and any successor thereto and any other corporation which is related to, affiliated with or a subsidiary of CCB Financial Corporation.

    Section 1.10  PARTICIPANT - The word "Participant" shall mean an Employee of
                  -----------
an Adopting Employer who is a member of a select group of management or highly compensated Employees within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and who is designated by the Committee as a Participant in the Plan.

    Section 1.11  PLAN - The word "Plan" means the CCB Financial Corporation
                  ----
Retirement Income Equity Plan.

    Section 1.12  PLAN SPONSOR - The words "Plan Sponsor" shall mean CCB
                  ------------
Financial Corporation.

    Section 1.13  PLAN YEAR - The words "Plan Year" shall mean each 12-month
                  ---------
period beginning on January 1 and ending on December 31.

    Section 1.14  SPOUSE - The word "Spouse" shall have the same meaning as the
                  ------
word "Spouse" as defined in the Basic Plan.

    Section 1.15  TRUSTEE - The word "Trustee" shall mean any individual,
                  -------
individuals, or any corporate banking institution appointed as Trustee by the Committee to administer any funds contributed to the CCB Financial Corporation Retirement Income Equity Trust, dated June 16, 1997, for the benefit of Participants and their beneficiaries. Such Trust, as executed and as it may be amended from time to time, is hereby incorporated by reference into the Plan.


                                  ARTICLE II

                               FINANCING OF PLAN
                               -----------------

    The Plan Sponsor has established a trust entitled the "CCB Financial Corporation Retirement Income Equity Trust" dated June 16, 1997 (hereinafter the "Trust"). The Adopting Employers may, at their sole discretion, make contributions to the Trust for the purpose of financing the benefits.

    To the extent provided in Article I of the Trust, the assets of the Trust shall be subject to the claims of the general creditors of the Adopting Employers. In the event that the assets of the Trust are unavailable or insufficient to make the payments required by the Plan, such payments shall be made directly by the Adopting Employers. Participants are general creditors of the Adopting Employers with regard to the payment of their Plan benefits.


                                  ARTICLE III

                             BENEFITS - CONDITIONS
                             ---------------------

    Section 3.01  APPLICATION FORMS - Payment of all benefits under the Plan
                  -----------------
shall be pursuant to written application by the Participant or beneficiary, as the case may be, submitted in such form as the Committee may direct from time to time.

    Section 3.02  RETIREMENT - A Participant who is receiving Early, Normal, or
                  ----------
Delayed Retirement benefits under the Basic Plan shall be entitled to receive payments under this Plan in accordance with Article IV. Such payments from this Plan shall commence on the same date that retirement payments commence under the Basic Plan.

    Section 3.03 DEATH BEFORE RETIREMENT BENEFITS ARE PAYABLE - If a Participant
                 ---------------------------------------------
dies before retirement benefits are payable under the Basic Plan, and the Participant was credited with five or more years of Vesting Service under the terms of the Basic Plan, his Spouse shall receive the benefit, if any, provided in Section 4.04. If a Participant dies before he is credited with five years of Vesting Service under the terms of the Basic Plan, no death benefits will be paid to his Spouse.

    If a Participant dies without a surviving Spouse, no benefits shall be paid from this Plan.

    Section 3.04  OTHER TERMINATION  - A Participant who terminates employment
                  -------------------
with the Adopting Employers for reasons other than retirement or death, and who is entitled to a vested benefit under the Basic Plan, shall be entitled to receive payments under this Plan in accordance with Article IV. Such payments from this Plan shall commence on the same date that payments commence under the Basic Plan.

                                  ARTICLE IV

                       BENEFITS - METHOD OF CALCULATION
                       --------------------------------

    Section 4.01  NORMAL RETIREMENT BENEFIT - A Participant who is receiving
                  -------------------------
Normal Retirement Benefits under the Basic Plan shall receive a Normal Retirement Benefit under this Plan which shall commence payment on his Normal Retirement Date as defined in the Basic Plan. The Normal Retirement Benefit under this Plan shall be the Actuarial Equivalent of an amount equal to the difference between a. and b., as follows:

    a. An amount equal to what would have been the Participant's monthly Accrued Benefit (as defined in the Basic Plan) under the Basic Plan had the limits imposed by the qualification requirements of Internal Revenue Code Section 401(a) not applied.

    b. The Participant's Basic Benefit payable on his Normal Retirement Date as defined in the Basic Plan.

    The amount determined under this formula shall be expressed as a monthly single life annuity, which is a monthly amount beginning on his Normal Retirement Date and payable on the first day of each month thereafter during the Participant's lifetime, with the last payment being the payment due on the first day of the month of the Participant's death. However, the Participant shall be paid under the same form of payment that he is paid under the Basic Plan as provided in Section 5.01, and the amount of the actual payment to the Participant shall reflect any actuarial adjustments (made in accordance with the definition of Actuarial Equivalence) necessary to convert the amount determined under the formula to the form of payment actually payable to the Participant.

    Section 4.02  DELAYED RETIREMENT BENEFIT - A Participant who is receiving
                  --------------------------
Delayed Retirement Benefits under the Basic Plan shall receive a Delayed Retirement Benefit under this Plan which shall commence payment on his Delayed Retirement Date as defined in the Basic Plan. The Delayed Retirement Benefit under this Plan shall be the Actuarial Equivalent of an amount equal to the difference between a. and b., as follows:

    a. An amount equal to what would have been the Participant's monthly Accrued Benefit (as defined in the Basic Plan) under the Basic Plan determined on his Delayed Retirement Date as defined in the Basic Plan had the limits imposed by the qualification requirements of Internal Revenue Code Section 401(a) not applied.

    b. The Participant's Basic Benefit payable on his Delayed Retirement Date as defined in the Basic Plan.

    The amount determined under this formula shall be expressed as a monthly single life annuity, which is a monthly amount beginning on his Delayed Retirement Date and payable on the first day of each month thereafter during the Participant's lifetime, with the last payment being the payment due on the first day of the month of the Participant's death. However, the Participant shall be paid under the same form of payment that he is paid under the Basic Plan as provided in Section 5.01, and the amount of the actual payment to the Participant shall reflect any actuarial adjustments (made in accordance with the definition of Actuarial Equivalence) necessary to convert the amount determined under the formula to the form of payment actually payable to the Participant.

    Section 4.03  EARLY RETIREMENT BENEFIT - A Participant who is receiving
                  ------------------------
Early Retirement Benefits under the Basic Plan shall receive an Early Retirement Benefit under this Plan which shall commence payment on his Early Retirement Date as defined in the Basic Plan. The Early Retirement Benefit under this Plan shall be the Actuarial Equivalent of an amount equal to the difference between
a. and b., with the difference being reduced by c., as follows:

    a. An amount equal to what would have been the Participant's monthly Accrued Benefit (as defined in the Basic Plan) under the Basic Plan had the limits imposed by the qualification requirements of Internal Revenue Code Section 401(a) not applied.

    b. The Participant's Basic Benefit on his Early Retirement Date as defined in the Basic Plan.

    c. The difference between a. and b. shall be reduced by the early retirement reduction factors as set forth in Section 5.03 of the Basic Plan.

    The amount determined under this formula shall be expressed as a monthly single life annuity, which is a monthly amount beginning on his Early Retirement Date and payable on the first day of each month thereafter during the Participant's lifetime, with the last payment being the payment due on the first day of the month of the Participant's death. However, the Participant shall be paid under the same form of payment that he is paid under the Basic Plan as provided in Section 5.01, and the amount of the actual payment to the Participant shall reflect any actuarial adjustments (made in accordance with the definition of Actuarial Equivalence) necessary to convert the amount determined under the formula to the form of payment actually payable to the Participant.

    Section 4.04  DEATH BEFORE RETIREMENT BENEFITS ARE PAYABLE - If a
                  --------------------------------------------
Participant dies before benefit payments have commenced to him under the Basic Plan, if he has five or more years of Vesting Service under the terms of the Basic Plan, if he is survived by a Spouse, and if the Spouse is paid a death benefit under the Basic Plan, the Spouse shall be entitled to payment of a death benefit from this Plan.

    The death benefit under the Plan shall be paid to the Spouse beginning on the same day that the death benefit commences to the Spouse under the Basic Plan, and shall continue on a monthly basis for as long as payments are made under the Basic Plan to the surviving Spouse.

    Such benefit shall be equal to the difference between a. and b. as follows:

    a. An amount equal to what the Participant's Spouse would have received as a monthly death benefit under the Basic Plan had the limits imposed by the qualification requirements of Internal Revenue Code Section 401(a) not applied.

    b. The amount the Participant's Spouse receives as a monthly death benefit under the Basic Plan.

    Section 4.05 OTHER TERMINATION OF EMPLOYMENT AND FORFEITURES  - If a
                 -----------------------------------------------
Participant terminates his employment for reasons other than retirement or death, he shall be entitled to a deferred benefit payable beginning on the date he begins to receive benefit payments under the Basic Plan. The benefit payments shall continue each month thereafter during his lifetime, with the last payment being the payment due on the first day of the month of the Participant's death.

    The monthly benefit shall be equal to the difference between a. and b., with the difference being reduced by c. and d., as follows:

    a. An amount equal to what would have been the Participant's monthly Accrued Benefit (as defined in the Basic Plan) under the Basic Plan had the limits imposed by the qualification requirements of Internal Revenue Code Section 401(a) not applied.

    b. The Participant's Basic Benefit on his Normal Retirement Date as defined in the Basic Plan (or his Early Retirement Date as defined in the Basic Plan if eligible).

    c. The difference between a. and b. shall be reduced by the early retirement reduction factors as set forth in Section 5.03 of the Basic Plan.

    d. Such benefit shall be multiplied by the percentage set forth below based on the Participant's Vesting Service.

                  Years of                           Percentage Payable
               Vesting Service                           As a Benefit
               ---------------                       ------------------

               Less than five years                             0%
               5 years and thereafter                         100%

    If a Participant terminates employment with an Adopting Employer and he is not eligible for a benefit under the provisions of Sections 4.01, 4.02, 4.03, 4.04, or 4.05, he (and his Spouse and beneficiary) shall forfeit all rights to any benefit from this Plan unless he is credited with five or more years of Vesting Service.

    Section 4.06  DISABILITY - If a Participant is credited with additional
                  ----------
service under the Basic Plan because of his disability, the Participant shall also be credited with such service in determining the benefits under this Plan.


                                   ARTICLE V

                         OPTIONAL RETIREMENT BENEFITS
                         ----------------------------

    Section 5.01  ELECTION OF OPTIONAL RETIREMENT BENEFITS - A Participant
                  ----------------------------------------
entitled to a retirement benefit shall be paid under the same form of payment that he is paid under the Basic Plan. However, if the Actuarial Equivalent value of the benefit due a Participant or spouse (in the case of the spousal death benefit) is $10,000 or less determined as of the date that payments are to commence, such benefit shall be paid to the Participant or the spouse in a single sum payment.

                                  ARTICLE VI

                       AMENDMENT AND TERMINATION OF PLAN
                       ---------------------------------

    Section 6.01  AMENDMENT OF PLAN - The Board shall have the right at any time
                  -----------------
to modify, alter, or amend the Plan in whole or in part.

    Section 6.02  TERMINATION OF PLAN - The Board shall have the right at any
                  -------------------
time to terminate the Plan by instrument in writing duly executed. Such termination may be made without the consent of the Participants, the Adopting Employers, or any other persons.

    Upon termination of the Plan, the Board shall deliver a written notice of termination of the Plan to the Committee, which notice shall show the effective date of said termination.

    If the Plan is terminated, no additional Employees shall enter the Plan. Each Participant in the Plan shall accrue no additional benefits under the Plan. For purposes of this Plan, Participants shall be considered to have terminated employment on the effective date of the termination of the Plan, and they shall be entitled only to the benefit (if any) accrued as of the date of termination based on service and compensation as of that date. The accrued benefit determined as of the date of termination shall be paid to the Participants on their Early Retirement, Normal Retirement, or Delayed Retirement Dates providing the Participants otherwise meet the eligibility requirements for retirement in accordance with Article III. Alternatively, the Board may direct immediate payment to Participants of the Actuarial Equivalent value of their retirement benefits, with any excess funds being returned to the Adopting Employer to which such funds are attributable as determined by the Plan Actuary.

    Section 6.03  REMOVAL OF DESIGNATED EMPLOYERS - The Board may remove an
                  -------------------------------
Adopting Employer from further participation in the Plan. In this event, Participants who are Employees of such Adopting Employer shall accrue no further benefits under the Plan. For purposes of this Plan, Participants who are Employees of the removed Adopting Employer shall be considered to have terminated employment on the effective date of the Adopting Employer's removal, and they shall be entitled only to the benefit (if any) accrued as of the date of termination based on service and compensation as of that date. The accrued benefit determined as of the date of termination shall be paid to the Participants on their Early Retirement, Normal Retirement, or Delayed Retirement Dates providing the Participants otherwise meet the eligibility requirements for retirement in accordance with Article III and IV. Alternatively, the Board may direct immediate payment to Participants of the Actuarial Equivalent value of their retirement benefits, with any excess funds being returned to the Adopting Employer to which such funds are attributable as determined by the Plan Actuary.

                                  ARTICLE VII

                          ADMINISTRATION OF THE PLAN
                          --------------------------

    Section 7.01  ALLOCATION OF RESPONSIBILITIES -  The Adopting Employers shall
                  ------------------------------
have the sole responsibility for making the contributions necessary to provide benefits under the Plan. An Adopting Employer or the Committee shall notify the Trustee if the Adopting Employer is unable to pay its debts as they mature or is subject to a proceeding in bankruptcy. The Board shall have the sole authority to appoint and remove members of the Committee, and to amend or terminate, in whole or in part, this Plan. The Board shall have the authority to allow Employers to participate in the Plan; to designate, with the consent of the Adopting Employer who employs the Employee, Employees who will be Participants in the Plan; and to approve (or withhold approval of) Early Retirement. The Committee shall have the sole responsibility for the administration of this Plan, which responsibility is specifically described in this Plan.

    Each such party warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, as the case may be, authorizing or providing for such direction, information, or action. Furthermore, each such party may rely upon any such direction, information, or action of another party as being proper under this Plan, and is not required under this Plan to inquire into the propriety of any such direction, information, or action. It is intended under this Plan that each party shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and shall not be responsible for any act or failure to act of another party. No party guarantees the assets of the Plan in any manner against investment loss or depreciation in asset value.

    Section 7.02  PLAN INTERPRETATION - The Committee shall administer the Plan
                  -------------------
in accordance with its terms and shall have all powers necessary to carry out the provisions of the Plan. Not in limitation, but in amplification of the foregoing, the Committee shall have the power to construe the Plan and to determine all questions that may arise hereunder, including all questions relating to the eligibility of Employees to participate in the Plan and the amount of benefit to which any Participant or Beneficiary may become entitled hereunder. The decisions of the Committee upon all matters within the scope of its authority shall be final, subject, however, to the claims review procedure set forth in Section 7.05 hereof.

    Section 7.03  RULES AND PROCEDURES - The Committee shall establish uniform
                  --------------------
rules and procedures to be followed by Participants and Beneficiaries in filing applications for benefits, in furnishing and verifying proofs necessary to determine age, and in any other matter required to administer the Plan.

    Section 7.04  APPLICATIONS FOR BENEFITS - The Committee shall receive all
                  -------------------------
applications for benefits, shall determine all facts necessary to establish the right of the applicant to benefits and the amount thereof under the provisions of the Plan, and shall approve or deny such applications for benefits.

    Section 7.05  CLAIM REVIEW PROCEDURE - If the Committee determines that the
                  ----------------------
claim of the applicant to benefits should either be wholly or partially denied, the applicant shall be given written notice of such denial. Such notice shall include the following information:

    a. The specific reason or reasons for the denial;

    b. Specific reference to the Plan provision on which the denial is based;

    c. A description of any additional material or information necessary for the applicant to perfect his claim and an explanation of why such material or information is necessary; and

    d. An explanation of the claim review procedure set forth in this section.

    If additional material or information is necessary in order for an applicant to perfect his claim, such applicant shall have a period of 60 days within which to provide to the Committee the necessary additional material or information in order for his claim to be fully considered. If the applicant supplies such additional material or information within such 60-day period, the Committee shall treat such application as a new application for benefits for purposes of this review procedure.

    If the applicant fails to supply the requested material or information within such 60-day period, his claim shall be deemed denied at the expiration of such period. If an application for benefits is denied (either initially or after a review of any required additional material or information), the applicant may request, in writing, a review of his claim, provided such request is filed within 60 days after receipt by the applicant of a written notification of denial of his claim.

    If an applicant requests a review of his claim in a timely fashion, the Committee shall permit him or his representative to review any pertinent documents and to submit any issues and comments with respect to his claim in writing to the Committee. In addition, the applicant may request a hearing with respect to any findings or determinations of fact with respect to his claim.
The Committee shall give such applicant at least 10 days prior notice of the hearing date.

    The Committee shall make a decision with regard to such claim not later than 60 days after receipt of the request for a review of such claim; provided, however, that an additional 60 days may be allowed if a hearing is held, and the Committee notifies the applicant in writing of the need for the additional period of time prior to the expiration of the initial 60-day period.

    The decision on review shall be in writing, shall include specific reasons for the decision and references to the pertinent Plan provisions on which the decision is based, and shall be final.

    In the event a Participant should fail to receive either an approval or denial of an application for benefits under this Plan within 60 days after such application is filed, such claim shall be deemed denied for the purposes of proceeding with the implementation of the foregoing claims review procedure.

    Section 7.06  COMMITTEE ACTION - The Committee shall act by a majority of
                  ----------------
its members at the time in office, and such action may be taken either by a vote at a meeting or in writing without a meeting. The Committee may authorize any one or more of its members to execute any document or documents on behalf of the Committee. The Committee may adopt such rules and regulations as it deems desirable for the conduct of its affairs and may appoint such accountants, counsel, specialists and other persons as it deems necessary or desirable in connection with the administration of this Plan.

    Section 7.07  COMMITTEE RECORDS - The Committee shall keep a record of all
                  -----------------
its proceedings and acts and shall keep all such books and accounts, records, and other data as may be necessary for the proper administration of the Plan.

    Section 7.08  EXPENSES - All expenses of the Plan and the Committee incurred
                  --------
pursuant to this Plan shall be paid by the Plan Sponsor.

    Section 7.09  LIABILITY - No member of the Committee shall incur any
                  ---------
liability for any action or failure to act in connection with the performance of his duties under the Plan.

    Section 7.10  DISQUALIFICATION TO VOTE - A Committee member who is a
                  ------------------------
Participant shall not vote or act on any matter relating only to himself. In the event the remaining members are unable to agree as to any such matter, or in the event there is but one remaining member of the Committee, the Board shall make such appointments as are required to bring the Committee to full membership and shall, if required, appoint an alternate Committee member who shall serve on the Committee at such time as a regular Committee member may be disqualified from voting.

    Section 7.11  INSPECTION OF RECORDS - All acts and determinations of the
                  ---------------------
Committee shall be duly recorded, and all such records shall be preserved in the custody of the Committee. Any of the records pertaining to a Participant shall be made available for inspection by such Participant upon request.

    Section 7.12  FUNDING POLICY - The Committee shall determine and review from
                  --------------
time to time, but not less frequently than once each Plan Year, the short and long range financial needs of the Plan in order to meet its liabilities and objectives. The Committee shall communicate these financial requirements to the Plan Sponsor in order that the funding and investment policy can be appropriately coordinated with the needs of the Plan.


                                 ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

    Section 8.01  HEADINGS - The headings and subheadings in the Plan have been
                  --------
inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

    Section 8.02  CONSTRUCTION - In the construction of the Plan, the masculine
                  ------------
shall include the feminine and the singular the plural in all cases where such meanings would be appropriate. The Plan shall be construed, administered, and governed in accordance with substantive laws (but not as to conflict of laws) of the State of North Carolina, except as such laws may be preempted by federal law.

    Section 8.03  SPENDTHRIFT CLAUSE - No benefit of a Participant or
                  ------------------
Beneficiary under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, except as may be expressly permitted herein, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge shall be void, nor shall any such benefit be in any manner payable to any assignee, receiver or trustee, or be liable for the Participant's or beneficiary's debts, contracts, liabilities, engagements or torts, or be subject to any legal process to levy upon or attach.

    Section 8.04  CLAIMS - Any payment of benefit to a Participant or
                  ------
Beneficiary or to their legal representatives in accordance with the provisions of the Plan shall, to the extent of the method of computation as well as the amount thereof, constitute full satisfaction of all claims hereunder against the Trustee, the Committee, and the Plan Sponsor, any of whom may require such Participant, Beneficiary, or legal representative as a condition precedent to such payment to execute a receipt and release therefore in such form as shall be determined by the Trustee or the Committee, as the case may be.

    Participants and Beneficiaries are general creditors of the Adopting Employers and shall have no preferred claim on, or any beneficial interest in, any assets of the Trust. Any rights created under the Plan shall be mere unsecured contractual rights of Participants and Beneficiaries against the Adopting Employer.

    Section 8.05  FACILITY OF PAYMENT - If any Participant shall be physically,
                  -------------------
mentally or legally incapable of receiving or acknowledging receipt of any payment under the Plan to which he is entitled, the Committee, upon the receipt of satisfactory evidence of his incapacity and satisfactory evidence that another person or institution is maintaining him and that no guardian or committee has been appointed for him, may cause any payment otherwise payable to him to be made to such person or institution so maintaining him.

    Section 8.06  NO RIGHT TO EMPLOYMENT - Nothing contained herein will confer
                  ----------------------
upon any Participant the right to be retained in the employment of an Adopting Employer, nor will it interfere with the right of an Adopting Employer to discharge or otherwise deal with the Participant without regard to the existence of this Plan.

    Section 8.07  CORRECTION OF ERRORS - If any change in records or error
                  --------------------
results in any Participant or Beneficiary receiving from the Plan more or less than he would have been entitled to receive had the records been correct or had the error not been made, the Committee, upon discovery of such error, shall correct the error by adjusting, as far as practicable, later payments.

    Section 8.08  SPECIAL PROVISIONS - The Board may adopt rules modifying the
                  ------------------
provisions of the Plan as they relate to a particular Participant or Participants by adopting an Appendix to the Plan which shall set forth the modifications.

    Section 8.09  BINDING ON SUCCESSORS  - This Agreement shall inure to the
                  ---------------------
benefit of and be binding upon the Adopting Employers, and their successors. The Adopting Employers shall require any successor to all or substantially all of the business and/or assets of the Adopting

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

Employer, whether directly or indirectly, by purchase, merger, consolidation, acquisition of stock, or otherwise, by a written agreement in form or substance satisfactory to the Participant, expressly to assume and agree to perform this Agreement in the same manner and to the same extent as the Adopting Employers would be required to perform if no such succession had taken place.

    IN WITNESS WHEREOF, CCB Financial Corporation has caused this Agreement to be executed this __________ day of ____________________________, 1998.

                              CCB FINANCIAL CORPORATION

                              By:______________________________

ATTEST:

__________________________________

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